Fourth quarter FY14 earnings presentation Bristow Group Inc. May 22, 2014 Exhibit 99.1

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Bristow

Fourth quarter FY14 earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; expected input of our investment in Eastern Airways; aircraft delivery dates and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration and development activities; the impact of competition; actions by customers; the risk of reductions in spending on aircraft services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees;
political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on
Form 10-K for the fiscal year ended March 31, 2014. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments Bill Chiles, President and CEO

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000
man hours (cumulative)
Lost Work Case Rate
*
per 200,000
man hours (cumulative)
Commercial Air Accident Rate
*
per 100,000
flight hours (fiscal year)
FY14
FY14
5
1.26
0.59
0.40
0.59
0.58
0.44
0.41
0.36
0.32
0.29
0.26
0.22
0
0.5
1
1.5
A M J J A S O N D J F M
0.54
0.53 0.53
0.96
0
0
1
2
3
FY10 FY11 FY12 FY13 FY14
1.57
0.74
0.50
0.66
0.64
0.54
0.46
0.40
0.35
0.31
0.29
0.26
0
0.5
1
1.5
2
A M J J A S O N D J F M

•
Q4 operating revenue of $404.6M (15.4% increase
from Q4 FY13, 8.3% increase from Q3 FY14)
•
Q4 GAAP EPS of $0.83 (25.2% decrease from Q4
FY13, 62.7% increase from Q3 FY14)
•
Q4 adjusted EPS* of $1.35 (33.7% increase from Q4
FY13, 58.8% increase from Q3 FY14)
•
Q4 adjusted EBITDAR* of $122.9M (19.3% increase
from Q4 FY13, 22.1%
increase from Q3 FY14)
•
FY14 operating revenue of $1.5B (12.8% increase
from FY13)
•
FY14 GAAP EPS of $5.09 (42.6% increase from
FY13)
•
FY14 adjusted EPS* of $4.45 (17.7% increase from
FY13)
•
FY14 adjusted EBITDAR* of $433.7M (13.8%
increase from FY13)
Q4 and FY14 highlights
•
Strong operating performance in FY14 with record operating revenue of $404.6 million and $1.5 billion for the quarter and fiscal year period, respectively
•
Fourth quarter and FY14 adjusted EPS were $1.35 per share and $4.45 per share, respectively, which exclude the impact of special items and asset dispositions
•
Record absolute BVA of $64.7 million up ~ 185% year-over-year**
•
Quarterly dividend of $0.32 per share more than doubled since its initiation in FY11 at $0.15 per share
•
Guidance range for FY15 adjusted EPS is $4.70 - $5.20***
Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter and fiscal year ended March 31, 2014.
Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
Please see our earnings release for more information regarding earnings guidance range.
*
**
***

Stavanger
Bergen
Hammerfest
Scatsta
Sumburgh
Stornoway
Aberdeen
Humberside
Norwich
Bronnoysund
Norway
UK

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe contributed 44% of Bristow operating revenue
and 45% of adjusted EBITDAR* in Q4 FY14
•
Operating revenue increased to $170.7M in Q4 FY14
from $129.3M in Q4 FY13 with the net addition of
seven LACE and an overall increase in activity under
new contracts over the comparable quarter
•
Adjusted EBITDAR increased to $63.6M in Q4 FY14
from $49.5M in Q4 FY13 with adjusted EBITDAR
margin of 37.3% in Q4 FY14 vs. 38.3% in Q4 FY13
and 35.3% in Q3 FY14
Outlook:
11 LACE allocated to EBU in our FY15 order book
for new opportunities
Robust demand for our services is expected in
FY15 as client activity recommences with EC225 re-
entry
Civil Aviation Authority (CAA) CAP 1145 will have
positive safety implications and possible capacity
restrictions
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

FY15 adjusted EBITDAR margin expected to be
~ low thirties due to Eastern Airways addition

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

CAP 1145 will make the helicopter industry safer
The UK CAA proposed new rules are designed to increase safety in the North Sea. Some of the actions include:
8
No offshore flights if the sea state exceeds level 6 (June 1, 2014).  No offshore flights if the sea state exceeds the certified ditching performance of the a/c (September 1, 2014)
Passengers must be seated next to a push-out window emergency exit unless the a/c is equipped with Category A emergency breathing system (EBS)  (September 1, 2014)
Compulsory Category A EBS for all passengers (January 1, 2015)
Passenger body size restrictions (April 2015)

15° W
10° W
5° W
0°
5° E
60° N
55° N
50° N
45° N
S92 Base
AW189 Base
S92
AW189
UK SSR
SUMBURGH
2 x S92
SUMBURGH
STORNOWAY
3 x S92
(1 for training
and backup)
STORNOWAY
INVERNESS
3 x AW189
(1 for training
and backup)
INVERNESS
Plockton
Glenmore
Braemar
Ft William
Oban
Killin
UK SSR
PRESTWICK
2 x AW189
PRESTWICK
HUMBERSIDE
Leeds Bradford
CAERNARFON
HUMBERSIDE
2 x S92
CAERNARFON
2 x S92
Ireland
SSR
CARDIFF
2 x AW189
CARDIFF
MANSTON
MANSTON
2 x AW189
Southampton
NEWQUAY
NEWQUAY
2 x S92
LEE-ON-SOLENT
LEE-ON-SOLENT
2 x AW189
UK SSR

-

-

TARGET ZERO
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Bristow

UK SAR update
• From the start of the GAP SAR contract in
June 1, 2013 through March 31, 2014, we have
conducted 233 missions and rescued and/or
assisted 205 persons
• Sumburgh and Stornoway bases generated
$12.6M of revenue in Q4 FY14 and $37.7M
since the beginning of the contract
• Construction of the first two new UK SAR bases
has started in Inverness and Humberside and
bases are due to become fully operational in
April 2015
Outlook:
Expect to complete lease financing of the
11 SAR S-92s in Q1 FY15 and several
AW189s by Q4 FY15
We are actively pursuing private and public
sector SAR opportunities

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria contributed 22% of Bristow operating
revenue and 20% of adjusted EBITDAR* in
Q4 FY14
•
Operating revenue increased by 13.2% to $83.8M
in Q4 FY14 from $74.0M in Q4 FY13 due to
improved LACE rates, ad hoc flying and increased
utilization
•
Adjusted EBITDAR increased to $27.8M in Q4
FY14 from $23.5M in Q4 FY13 and adjusted
EBITDAR margin increased to 33.2% in Q4 FY14
vs. 31.8% in Q4 FY13 as revenue and LACE count
increased
Outlook:
Independent oil companies continue to invest in
Nigeria driving sector growth
Introduction of a new technology medium a/c
into the region in 1
st
half of FY15
Increased flying activity expected
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

FY15 adjusted EBITDAR margin expected to be
~ low thirties

TARGET ZERO

ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

•
North America contributed 14% of Bristow operating
revenue and 14% of adjusted EBITDAR* in Q4 FY14
•
Operating revenue decreased slightly to $55.6M in
Q4 FY14 from $56.3M in Q4 FY13 primarily due to a
reduction in LACE
•
Adjusted EBITDAR increased 18.3% to $19.7M in
Q4 FY14 vs. $16.6M in Q4 FY13 and adjusted
EBITDAR margin increased to 35.4% vs. 29.5% in
Q4 FY13 due to higher equity earnings from our
investment in Cougar
Outlook:
Upcoming tender for 2 to 3 LACE with start date
in Q4 FY15
Restructuring our business to service deep water
clients
One LACE with a new client started in Q1 in
GoM for two years
FY15 adjusted EBITDAR margin
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases

expected to be ~ low-to-mid thirties

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Karratha
Oakey
Varanus Is
Barrow Is
Australia
Exmouth
Learmonth
Perth
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia contributed 10% of Bristow operating
revenue and 7% of adjusted EBITDAR* in
Q4 FY14
•
Operating revenue stayed flat at $40.6M in
Q4 FY14 relative to Q4 FY13
•
Adjusted EBITDAR decreased to $9.7M in
Q4 FY14 from $10.6M in Q4 FY13 and adjusted
EBITDAR margin decreased to 24.0% in Q4 FY14
from 26.0% in Q4 FY13 but improved sequentially
from 15% in Q3 FY14
Outlook:
Three LACE contract to start in Great
Australian Bight in January 2016 for two years
Margin improvement is expected to continue
with Inpex contract underway in FY15
Retiring old technology LACE as part of our
fleet plan
FY15 adjusted EBITDAR margin expected to
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
12
Great
Australian
Bight
be ~ low twenties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Other International (OIBU)
•
Other International contributed 10% of Bristow operating
revenue and 14% of adjusted EBITDAR* in Q4 FY14
•
Operating revenue increased to $38.0M in Q4 FY14 vs.
$34.8M in Q4 FY13 due to start-up contract in Tanzania
and increased activity in Trinidad
•
Adjusted EBITDAR increased to $20.2M in Q4 FY14 vs.
$18.0M in Q4 FY13 and adjusted EBITDAR margin
increased to 53.3% in Q4 FY14 from 51.6% in Q4 FY13
primarily due to higher earnings from unconsolidated
affiliates, increased activity in Brazil and start of
operations in Tanzania
•
An increase in unconsolidated earnings from Líder of
$9.1M in Q4 FY14 vs. $6.0M earnings in Q4 FY13
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
13
Outlook:
New oil and gas/SAR opportunities in the Caribbean,
Guyana, Suriname and Tanzania
Ongoing activity to introduce new technology LACE
with our Russian JV
Consolidated in OIBU
Unconsolidated Affiliate
FY15 adjusted EBITDAR margin expected to be ~ low forties

Financial discussion Jonathan Baliff, SVP and CFO 14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EPS summary
Q4 FY13 to Q4 FY14 adjusted EPS bridge
FY13 to FY14 adjusted EPS bridge
*  Adjusted EPS amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2014.
15
$1.01
$1.35
$0.16
$0.16
$0.02
Q4 FY13 Operations Corporate and Other FX Changes Q4 FY14
$3.78
$4.45
$0.34
$0.42
$0.09
FY13 Operations Corporate and Other FX Changes FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EBITDAR summary
FY13 to FY14 adjusted EBITDAR bridge (in millions)
Q4 FY13 to Q4 FY14 adjusted EBITDAR bridge (in millions)
*  Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2014.
$381.0
$433.7
$53.0
$4.2
$4.5
FY13 Operations Corporate and Other FX Changes FY14
$103.0
$122.9
$19.8
$1.0
$0.9
Q4 FY13 Operations Corporate and Other FX Changes Q4 FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE and LACE rate continue to increase led by
new technology a/c and improved utilization/terms
($ in millions)
279
264
261
241
153
149
158 158
164
0
50
100
150
200
250
300
FY11 FY12 FY13 FY14 FY15**
Consolidated commercial aircraft Large Aircraft Equivalent (LACE)*
153
149
158 158
164
$7.15
$7.89
$8.35
$9.34
$10.00
$0
$2
$4
$6
$8
$10
$12
140
150
160
170
FY11 FY12 FY13 FY14 FY15**
LACE* LACE Rate*
*    See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate a/c, fixed wing
a/c, a/c held for sale, a/c construction in progress, and reimbursable revenue
**  Mid-point of FY15 guidance range for average LACE and average LACE rate
FY15 average LACE guidance range of 161 - 167 and average LACE rate guidance range of $9.50 - $10.50 million

$ in millions

$ in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Recent quarterly and yearly BVA:
Significant year-over-year improvement in FY14
• Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation for Q4  FY13 and Q4 FY14 can be found in the appendix hereto
• Q4 FY14 BVA is positive $28.7M
• FY14 consolidated BVA is
positive $64.7M, a $42.0M
increase from FY13
• Positive year-over-year change in
BVA is driven by:
Increase of ~$71.0M in gross
cash flow as higher technology
LACE underpin growth
Working capital management and
the lease strategy limit dollar
amount of capital charge
EBU and WASBU are key
performers year-over-year
Absolute BVA* Q1 FY13 – Q4 FY14
Absolute BVA FY10 – FY14
1.9
2.1
9.3
9.4
1.5
22.4
12.1
28.7
0
5
10
15
20
25
30
35
Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14
$(25.6)
$(9.1)
$(0.7)
$22.7
$64.7
-40
-30
-20
-10
0
10
20
30
40
50
60
70
FY10 FY11 FY12
FY13 FY14

$ in millions

$ in millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA yields stronger liquidity for growth
and record dividends and share repurchases . . .
Net cash provided by operating activities*
* See 10-K for more information on cash flow provided by operating activities
Total liquidity
178
261
415
402
530
195
151
231
267
232
0
50
100
150
200
250
300
FY10 FY11 FY12 FY13 FY14
100
144
140
199
326
78
116
262
216
204
-
100
200
300
400
500
600
FY10 FY11 FY12 FY13 FY14
Undrawn  borrowing capacity Cash

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . . as Bristow’s net asset FMV provides a consistent
strategy for our share buy backs
$83.39
$48.63
$69.44
$76.44
$35
$45
$55
$65
$75
$85
$95
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Book value of equity per share Net asset FMV per share Average stock price
Note:  The reconciliation for net asset FMV per share (red line)  and net asset FMV per share implied by our UK SAR aircraft  (
)    is provided in the appendix

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

FY15 guidance reflects the growing contributions
from our investments . . .
•
FY15 adjusted EPS guidance range is $4.70 - $5.20, excluding special items and a/c sales.  Other specific items include:
* Assuming FY14 revenue earned in same regions and same mix as in FY13
Long term adjusted EPS growth of 10 - 15% combined with a 20 - 30%
dividend payout policy reflects management’s commitment to deliver a stable, growing and predictable total return for shareholders
Average  LACE (Large AirCraft
Equivalent)
~161 - 167 Interest expense ~ $30 - $35M
Average LACE Rate ~ $9.50 - $10.50M Rent expense (a/c only) ~$137 - $142M
G & A expense (all inclusive) ~ $190 - $200M Tax rate* ~ 21 - 25%
Depreciation expense ~ $97 - $102M Adj. EPS guidance $4.70 - $5.20
FY15 guidance

. . . as the legacy continues
• Bristow will strive to achieve Target Zero and participate in
UK and industry-wide efforts to dramatically improve safety
• Management kept its financial promises in FY14 as we
continued to differentiate ourselves with passion and
discipline on our clients’ behalf
• Strong operating cash flow enabled us to increase our
quarterly dividend for the third consecutive year and more
than double it since its initiation in fiscal year 2011
•
Bristow’s fiscal year 2015 is a year of growth in anticipation of
UK SAR with an adjusted EPS guidance range of $4.70 -
$5.20

23 Appendix

Bristow
NABU 15%
EBU 41%
WASBU 21%
AUSBU 10%
OIBU 9%
BRS Academy 4%*
U.S. GoM – 60/6
Alaska – 8/2
Canada – 8/2
UK – 76/6
Norway – 19/4
Nigeria – 47/6
Australia – 28/10
Lider - 86
PAS - 45
Brazil – 11/4
Egypt – –/–
Malaysia - 2/1
Mexico – 3/1
Russia – 7/3
Tanzania – 3/1
Trinidad – 10/1
Turkmenistan – 2/1
Other – 5/4
Florida – 56/1
Louisiana – 13/1
Nevada – 3/1
U.K. – 2/1

TARGET ZERO
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Bristow

Organizational chart - as of March 31, 2014
Business Unit
(% of FY14 operating revenue)
Corporate
Region
( # of a/c / # of locations)
Joint Venture
(# of a/c)
Key
Operated Aircraft
Bristow owned and/or operated 363
aircraft as of March 31, 2014
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 131 aircraft
as of March 31, 2014
*   Includes corporate and other

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – medium and large
as of March 31, 2014
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$900 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 18 - 18 -
AW189 16 Twin Turbine - - - 17
EC175 16 Twin Turbine - - - 5
EC225 19 Twin Turbine 20 - 20 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 58 7 65 8
105 7 112 33
LACE 99
Medium Helicopters
AW139 12 Twin Turbine 15 2 17 3
Bell 212 12 Twin Turbine - 14 14 -
Bell 412 13 Twin Turbine 27 19 46 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 4 5 9 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine 3 - 3 7
101 74 175 10
LACE 47

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – small, training and fixed
as of March 31, 2014 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L Series 6 Turbine 9 6 15 -
Bell 407 6 Turbine 35 - 35 -
BK-117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 1 - 1 -
EC135 7 Twin Turbine 2 3 5 -
50 11 61 -
LACE 12
Training Helicopters
Agusta A109 6 Turbine - 1 1 -
AS350BB 4 Turbine - 2 2 -
AS 355 5 Twin turbine 2 - 2 -
Bell 206B 4 Single Engine 12 - 12 -
Robinson R22 2 Piston 10 - 10 -
Robinson R44 4 Piston 7 - 7 -
Sikorsky 300CB/CBi 2 Piston 42 - 42 -
Fixed Wing 1 - 1 -
74 3 77 -
Fixed Wing 33 36 69 -
Total 363 128 494 43
TOTAL LACE (Large Aircraft Equivalent)* 158

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 97 a/c currently leased in our fleet, 53 are commercial (39 LACE), 31 are training and 13 fixed wing
• 39 LACE a/c represent approximately 25% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of March 31, 2014
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-K Note 8 “Commitments and Contingencies” for more information provided on operating leases.
*
Small Medium Large Total Leased LACE Total LACE % Leased
EBU - 1 20 21 21 56 37%
WASBU - 1 1 2 2 23 7%
NABU 5 13 4 22 12 34 35%
AUSBU 2 2 4 8 6 22 25%
OIBU - - - - - 24 -
Total 7 17 29 53 39 158 25%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q4 FY14
See 10-K Note 8 “Commitments and Contingencies” for more information provided on operating leases.
Small Medium Large Training Total
EBU -          -            5         -           5
WASBU -          2           -          -           2
NABU -          2           -          -           2
AUSBU -          -            1         -           1
OIBU 2         3           -          -           5
Academy -          -            -          1          1
Total 2         7           6         1          16
Held for sale aircraft in consolidated fleet
# of a/c Sold
Cash
received*
Q1 FY14 4                  2.0 $
Q2 FY14 4                  8.0
Q3 FY14 11                 14.3
Q4 FY14 13                 16.6
Total 32                 40.9 $
* Amounts stated in millions
Small Medium Large Training Fixed wing Total
EBU -          1           20        -           13         34
WASBU -          1           1         -           -           2
NABU 5         13          4         -           -           22
AUSBU 2         2           4         -           -           8
OIBU -          -            -          -           -           -
Academy -          -            -          30         -           30
Total 7         17          29        30         13         96
Leased aircraft in consolidated fleet
Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 FY14
Fleet Count Beginning
351 353         350         345         351
Delivered
Large
3 2 4 2 11
Medium
2 3 3 2 10
Fixed wing
30 30
Total Delivered
5 5 7 34 51
Removed
Sales (4)            (4)            (11)          (13)          (32)
Other* 1             (4)            (1)            (3)            (7)
Total Removed
(3)            (8)            (12)          (16)          (39)
353 350         345         363         363
Fleet changes
* Includes writeoffs, lease returns and commencements

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating revenue, LACE and LACE rate by BU
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy and Eastern Airways
Op revenue
1
LACE LACE Rate
2,3
EBU $607 56 $10.84
WASBU 315 23 13.99
NABU 229 34 6.84
AUSBU 149 22 6.76
OIBU 134 24 5.57
Total $1,475 158 $9.34
Operating Revenue, LACE, and LACE Rate by BU
as of March 31, 2014

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 47 45 51 55 57 59 59 56
WASBU 22 22 20 21 21 21 22 23
NABU 30 31 39 37 37 33 34 34
AUSBU 18 17 17 19 19 19 20 22
OIBU 32 28 27 27 27 28 28 24
Consolidated 147 142 154 158 161 160 162 158
LACE
FY11 FY12 FY10
FY13 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE rate by BU
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30 $10.84
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17 13.99
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75 6.84
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21 6.76
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58 5.57
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34
LACE Rate
1,2
FY10 FY11 FY12
FY13 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

#
Helicopter
Class Delivery Date Location Contracted
2 Medium June 2014 OIBU 1 of 2
1 Medium June 2014 AUSBU
3 Large June 2014 EBU 2 of 3
1 Large June 2014 NABU 1 of 1
6 Medium September 2014 WASBU
1 Medium September 2014 NABU
3 Large September 2014 EBU 2 of 3
2
2 Large September 2014 EBU 1 of 2
1 Large September 2014 AUSBU 1 of 1
1 Large December 2014 EBU
1 Large March 2015 NABU 1 of 1
2 Large March 2015 EBU
1 Large March 2015 AUSBU
1 Large June 2015 EBU
1 Large June 2015 AUSBU
1 Large December 2015 NABU
2 Large March 2016 NABU
1 Large March 2016 EBU
1 Large June 2016 NABU
1 Large June 2016 EBU
1 Large September 2016 NABU
34 9 of 34
ORDER BOOK
1
Order and options book as of March 31, 2014
1) Five large a/c on order and seven large a/c  on option are subject to the successful development and certification of the aircraft
2) One oil and gas full SAR a/c is under contract; the aircraft that are indicated in grey italic will be leased upon delivery
#
Helicopter
Class Delivery Date
1 Large June 2015
1 Medium June 2015
2 Large September 2015
1 Medium September 2015
3 Large December 2015
2 Medium December 2015
2 Large March 2016
3 Medium March 2016
3 Large June 2016
3 Medium June 2016
3 Large September 2016
2 Medium September 2016
5 Large December 2016
1 Medium December 2016
3 Large March 2017
1 Medium March 2017
4 Large June 2017
1 Medium June 2017
2 Large September 2017
1 Medium September 2017
4 Large December 2017
3 Medium December 2017
1 Large March 2018
2 Medium March 2018
1 Large June 2018
55
OPTIONS BOOK

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of March 31, 2014 (continued)
#
Helicopter
Class Delivery Date Location Contracted
1 Large September 2014 EBU 1 of 1
1 Large September 2014 EBU 1 of 1
2 Large December 2014 EBU 2 of 2
2 Large December 2014 EBU 2 of 2
2 Large March 2015 EBU 2 of 2
2 Large March 2015 EBU 2 of 2
2 Large June 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large December 2015 EBU 2 of 2
18 18 of 18
The aircraft that are indicated in grey italic will be leased upon delivery
UK SAR CONFIGURED ORDER BOOK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 29.8% 31.5% 34.6% 34.4% 32.7% 33.0% 31.4% 30.7% 36.1% 32.9%
WASBU 33.7% 36.9% 35.8% 34.3% 35.2% 29.5% 35.5% 37.2% 36.6% 35.0%
NABU 20.8% 25.8% 15.9% 8.5% 18.5% 14.3% 20.6% 14.8% 19.4% 17.3%
AUSBU 33.2% 26.1% 27.0% 31.1% 29.3% 20.2% 14.4% 23.5% 35.6% 24.3%
OIBU 18.3% 40.2% 37.4% 59.4% 39.3% 48.1% 19.1% 47.8% 42.9% 39.5%
Consolidated 23.8% 27.5% 25.9% 29.6% 26.7% 23.4% 24.0% 27.6% 31.2% 26.6%
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 32.2% 34.6% 39.5% 38.3% 36.2% 30.3% 35.3% 35.3% 37.3% 34.7%
WASBU 31.9% 26.5% 35.0% 31.8% 31.5% 31.3% 30.4% 33.5% 33.2% 32.1%
NABU 23.2% 20.7% 29.1% 29.5% 25.7% 29.2% 31.0% 33.1% 35.4% 32.1%
AUSBU 27.0% 28.0% 27.3% 26.0% 27.1% 17.7% 21.0% 15.0% 24.0% 19.6%
OIBU 36.2% 44.2% 55.7% 51.6% 46.6% 67.4% 39.3% 33.2% 53.3% 47.7%
Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5% 28.7% 27.0% 30.4% 28.6%
FY11 FY12
FY13 FY14
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions)
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
Net income $20.9 $38.8 $42.3 $31.2 $133.3 $21.2 $3.0 $26.5 $14.6 $65.2
Income tax expense 8.5 3.3 -11.8 7.1 7.1 6.6 -1.9 7.1 2.4 14.2
Interest expense 11.1 11.5 13.8 9.9 46.2 9.0 9.5 9.8 10.0 38.1
Gain on disposal of assets
-1.7 -1.9 0.0 -5.1 -8.7 -1.4 1.6 2.9 28.6 31.7
Depreciation and amortization
19.3 21.0 21.3 27.7 89.4 22.7 25.4 22.7 25.3 96.1
Special items
0.0 0.0 -1.2 2.4 1.2 0.0 24.6 0.0 3.4 28.1
EBITDA Subtotal
58.1 72.7 64.4 73.3 268.5 58.1 62.1 68.9 84.3 273.4
Rental expense
6.6 6.1 8.7 7.7 29.2 9.0 9.1 12.8 15.1 46.0
Adjusted EBITDAR $64.7 $78.8 $73.1 $81.1 $297.7 $67.0 $71.2 $81.8 $99.5 $319.5
($ in millions) Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
Net income
$24.2 $30.4 $36.7 $40.4 $131.7 $26.9 $109.9 $19.0 $32.0 $187.8
Income tax expense
6.2 8.3 7.8 12.7 35.0 7.6 41.1 2.9 5.5 57.2
Interest expense
8.8 8.6 14.7 10.3 42.4 20.4 9.1 7.3 8.2 44.9
Gain on disposal of assets
5.3 1.3 -7.4 -7.2 -8.1 1.7 3.1 -4.0 -0.1 0.7
Depreciation and amortization
21.4 23.3 24.9 26.7 96.3 22.8 23.9 23.7 25.6 96.0
Special items 2.2 -2.8 14.9 1.9 16.2 0.0 -101.8 23.5 20.5 -58.7
EBITDA Subtotal 68.0 69.2 91.6 84.8 313.5 79.4 85.2 72.4 91.8 327.9
Rental expense 16.3 15.3 17.6 18.3 67.4 23.1 23.3 28.3 31.1 105.8
Adjusted EBITDAR
$84.3 $84.5 $109.2 $103.0 $381.0 $102.5 $108.5 $100.7 $122.9 $433.7
3/31/2011 3/31/2012
3/31/2013
Fiscal year ended,
3/31/2014

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Net asset fair market value (FMV) per share calculation
Source: Bristow Group Inc. Financial Planning and Analysis department
UK SAR contribution
March 31, 2014 FY16 - FY17
Implied
(in millions)
(+) FMV of a/c $2,000 $88 $2,088
(+) FMV of leased a/c 919 391 1,310
(+) NBV of PPE w/o a/c 637 113 750
(+) Working capital 264 174 438
(-) LT debt (827) (88) (915)
(-) Leased imputed debt (397) (174) (571)
(-) Pension liability (87) - (87)
Net asset FMV $2,508 $504 $3,012
# of common shares 36.1 36.1 36.1
Net asset FMV per share $69.44 $13.95 $83.39

Bristow Value Added (BVA)
Sample calculation for Q4 FY13 and Q4 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =            GCF     - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q4 FY14
$28.7
=          $119.4*  - (       $3,455*       X        2.625%**)
Bristow Value Added calculation for Q4 FY13
$9.4
= $94.5* - ( $3,241* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross cash flow reconciliation
(in millions)
Gross cash flow reconciliation Q4 FY13 Q4 FY14
Net Income $40.4 $30.3
Depreciation and amortization 26.7 25.6
Interest expense 10.3 8.2
Interest income (0.3) (0.4)
Rent 18.3 31.1
Other income/expense-net (0.4) 2.1
Gain/loss on asset sale (7.2) (0.1)
Special items 1.9 24.5
Tax effect from special items 1.0 (1.9)
Earnings (losses) from unconsolidated affiliates, net (7.2) (11.6)
Non-controlling interests (0.0) 1.7
Gross cash flow (before Líder) $83.5 $109.5
Gross cashflow -Líder proportional 11.0 9.8
Gross cash flow after Líder $94.5 $119.4

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted gross operating assets reconciliation
* Includes deferred sale leaseback advance
(in millions)
Adjusted gross operating assets reconciliation Q4 FY13 Q4 FY14
Total assets $2,951 $3,398
Accumulated depreciation 494 523
Capitalized operating leases 327 428
Cash and cash equivalents (216) (204)
Investment in unconsolidated entities (272) (263)
Goodwill (29) (57)
Intangibles (3) (19)
Assets held for sale: net (8) (29)
Assets held for sale: gross 23 73
Adj. for gains and losses on assets sales 95 (21)
Accounts Payable (70) (90)
Accrued maintenance and repairs (15) (17)
Other accrued taxes (8) (9)
Accrued wages, benefits and related taxes (56) (71)
Other accrued liabilities * (21) (212)
Income taxes payable (12) (14)
Deferred revenue (22) (31)
ST deferred taxes (0) (12)
LT deferred taxes (151) (170)
Adjusted gross operating assets before Líder
$3,007 $3,204
Adjusted gross operating assets-Líder proportional 235 250
Adjusted gross operating assets after Líder $3,241 $3,455

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

GAAP reconciliation
(i)  See information about special items in 10-K or earnings release for Q4 FY14
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
March 31, March 31,
2014 2013 2014 2013
(In thousands, except per share amounts)
Adjusted operating income……………………………………………..
$ 68,401 $ 57,348 $ 233,459 $ 217,348
Gain (loss) on disposal of assets……………………………….
7,249 (722) 8,068
Special items …………………………………………………….
(i)
(21,061) (1,894) (45,760) (1,272)
Operating income…………………………………………………….....
$ 47,421 $ 62,703 $ 186,977 $ 224,144
Adjusted EBITDAR……………………………………………………...
$ 122,923 $ 103,016 $ 433,656 $ 380,966
Gain (loss) on disposal of assets……………………………….
7,249 (722) 8,068
Special items …………………………………………………….
(i)
(20,485) (1,894) 58,740 (16,204)
Depreciation and amortization…………………………………...
(25,645) (26,724) (95,977) (96,284)
Rent expense………………………………………………………
(31,139) (18,263) (105,769) (67,423)
Interest expense…………………………………………………..
(8,237) (10,333) (44,938) (42,446)
Provision for income taxes……………………………………….
(5,529) (12,692) (57,211) (35,002)
Net income……………………………………………………………….
$ 31,969 $ 40,359 $ 187,779 $ 131,675
Adjusted net income…………………………………………………….
$ 49,129 $ 36,742 $ 163,176 $ 137,846
Gain (loss) on disposal of assets ….………………………….
(ii)
5,515 (574) 6,373
Special items .…………………………………………………..
(i)(ii)
(18,871) (1,877) 24,135 (14,117)
Net income attributable to Bristow Group…………………………….
$ 30,318 $ 40,380 $ 186,737 $ 130,102
Adjusted diluted earnings per share………………………………….
$ $ 1.01 $ 4.45 $ 3.78
Gain (loss) on disposal of assets …………………………….
(ii)
0.15 (0.02) 0.17
Special items ……………………………………………………
(i)(ii)
(0.05) 0.66 (0.39)
Diluted earnings per share………………………………………………
1.11 5.09 3.57
Three Months Ended Twelve Months Ended
81
81
60
1.35
(0.52)
0.83

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of March 31, 2014 841.3 $                                   1,756.6 $              2,597.9 $        32.4%
Adjust for:
Unfunded Pension Liability 86.8                                       86.8
NPV of Lease Obligations 411.6                                      411.6
Letters of credit 2.7                                         2.7
Adjusted 1,342.4 $                                (d) 1,756.6 $              3,099.0 $        43.3%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2014 433.7 $                                   (e)
= (d) / (e) 3.1:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

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